Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 16, 2018, by and among DAIRYLAND USA CORPORATION, a New York corporation (“Dairyland”), CHEFS’ WAREHOUSE PARENT, LLC, a Delaware limited liability company (together with Dairyland, the “Borrowers”), THE CHEFS’ WAREHOUSE, INC., a Delaware corporation (“Holdings”), the other Loan Parties party hereto, the Lenders party hereto and Jefferies Finance LLC (“Jefferies”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent” or, as Administrative Agent or Collateral Agent, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, the other Loan Parties party thereto, certain Lenders party thereto and the Agent, among others, are parties to that certain Credit Agreement, dated as of June 22, 2016 (as the same may be amended by this Amendment and as otherwise amended, restated, amended and restated, supplemented or modified from time to time prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, pursuant to and in accordance with Section 9.02 of the Existing Credit Agreement, the Borrowers have requested that the Lenders amend, and the Lenders (including the Replacement Lenders (as defined below)) party hereto (collectively, the “Fourth Amendment Consenting Lenders”) have agreed to so amend, the Existing Credit Agreement in the manner set forth in Section 2 hereof to, among other things, reduce the interest rate applicable to the Term Loans;

WHEREAS, the Agent and the Fourth Amendment Consenting Lenders are willing, on the terms and subject to the conditions set forth below, to enter into the amendments, modifications and agreements set forth in this Amendment; and

WHEREAS, the Fourth Amendment Consenting Lenders shall constitute the Required Lenders and, after giving effect to the operation of Section 9.02(e) of the Existing Credit Agreement, the Fourth Amendment Consenting Lenders shall constitute all Lenders.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Existing Credit Agreement, as amended hereby (the “Amended Credit Agreement”).

2. Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Loan Parties, the Fourth Amendment Consenting Lenders and the Agent hereby agree as follows:

a) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following defined terms in correct alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement, dated as of November 16, 2018, by and among the Borrowers, Holdings, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“Fourth Amendment Date” means November 16, 2018.

b) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following defined terms to read in their entirety as follows:

“Adjusted LIBOR Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the greater of (a) (i) an interest rate per annum (rounded upward, if necessary, to the next 1/100th of 1%) determined by the Administrative Agent to be equal to the LIBOR Rate for such Eurodollar Borrowing in effect for such Interest Period divided by (ii) 1 minus the Statutory Reserve Rate (if any) for such Eurodollar Borrowing for such Interest Period and (b) 0.00% per annum.

“Alternate Base Rate” means, for any day, highest of (a) the Prime Rate, (b) the Federal Funds Effective Rate from time to time, plus 0.50%, (c) 1.00% and (d) the Adjusted LIBOR Rate for a one-month Interest Period plus 1.00%. If the Administrative Agent shall have determined in good faith (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate or the applicable Adjusted LIBOR Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) or clause (d), as applicable, of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the then applicable Adjusted LIBOR Rate shall be effective on the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the then applicable Adjusted LIBOR Rate, respectively. “Alternate Base Rate,” when used in reference to any Loan or Borrowing, is used when such Loan comprising such Borrowing is, or the Loans comprising such Borrowing are, bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

“Applicable Rate” means, (a) for any day from the Effective Date through the date immediately preceding the First Amendment Date, (i) with respect to any Eurodollar Loan, 4.75% per annum or (ii) with respect to any ABR Loan, 3.75% per annum, (b) for any day from the First Amendment Date through the day that immediately precedes the Closing Date Leverage Restoration Date, (i) with respect to any Eurodollar Loan, 5.75% per annum or (ii) with respect to any ABR Loan, 4.75% per annum, (c) for any day from the Closing Date Leverage Restoration Date through the day that immediately precedes the Third Amendment Date, (i) with respect to any Eurodollar Loan, 4.75% per annum or (ii) with respect to any ABR Loan, 3.75% per annum, (d) for any day from the Third Amendment Date through the day that immediately precedes the Fourth Amendment Date, (i) with respect to any Eurodollar Loan, 4.00% per annum or (ii) with respect to any ABR Loan, 3.00% per annum, and (e) from and after the Fourth Amendment Date, (i) with respect to any Eurodollar Loan, 3.50% per annum or (ii) with respect to any ABR Loan, 2.50% per annum.

c) Article I of the Existing Credit Agreement is hereby amended to add the following new Section 1.06 thereto:

SECTION 1.06.  LIBOR Discontinuation.  Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, if at any time there ceases to exist a LIBOR Rate or other interbank rate in the London market regulated or otherwise overseen or authorized by the ICE Benchmark Administration or U.K. Financial Conduct Authority for interest periods greater than one Business Day or the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in Section 2.14 have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances in Section 2.14 have not arisen but the supervisor for the administrator of the LIBOR Rate or a relevant Governmental Authority has made a public statement identifying a specific date after which the LIBOR Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower Representative shall endeavor to establish an alternate rate of interest to the LIBOR Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for fixed periods for syndicated loans in the United States at such time for similarly situated borrowers, and shall enter into an amendment to the Loan Documents to reflect such alternate rate of interest and such other related changes as may be applicable which are agreed by the Borrower Representative and the Administrative Agent at such time; provided that, if such alternate rate of interest shall be less than zero percent, such rate shall be deemed to be zero percent for purposes of this Agreement.  Notwithstanding anything to the contrary in the Loan Documents, such amendment shall become effective without any further action or consent of any other party to Loan Documents (other than the written consent of the Administrative Agent and the Borrower Representative) so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that they object to such amendment.

d) Section 2.12(e) of the Existing Credit Agreement is hereby amended by replacing the reference therein to “six-month anniversary of the Third Amendment Date” with the following text:  “six-month anniversary of the Fourth Amendment Date”.

e) Section 5.01 of the Existing Credit Agreement is hereby amended to add the following new clause (k) thereto (and to make any related punctuation and grammatical changes as a result thereof):

(k) promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.

f) Section 6.01(l) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(l) Indebtedness consisting of ABL Obligations to the extent such Indebtedness is in compliance with the Intercreditor Agreement; provided that in no event shall any obligor with respect to such Indebtedness not be a Loan Party hereunder;

g) Section 6.01 of the Existing Credit Agreement is hereby amended to add the following new clause (r) thereto (and to make any related punctuation and grammatical changes as a result thereof, including making Section 6.01(r) in the Existing Credit Agreement, Section 6.01(s)):

(r) to the extent constituting Indebtedness, Indebtedness of any Loan Party or any Subsidiary in respect of any Swap Agreements permitted under Section 6.07.

3. Representations and Warranties.  In order to induce the other parties hereto to enter into this Amendment in the manner provided herein, each Loan Party represents and warrants to the other parties hereto that the following statements are true and correct:

a) each of the representations and warranties contained in the Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the Fourth Amendment Date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date;

b) the transactions contemplated by this Amendment are within each Loan Party’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders;

c) this Amendment has been duly executed and delivered by such Loan Party and constitute a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

d) the transactions contemplated by this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (b) will not violate any Requirement of Law applicable to any Loan Party or any of its Subsidiaries, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or the assets of any Loan Party or any of its Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries, except Liens created pursuant to the Loan Documents, or subject to the Intercreditor Agreement, the ABL Loan Documents;

e) as of the date hereof and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and

f) As of the Fourth Amendment Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.

4. Additional Agreements.  Each Person that executes and delivers a signature page to this Amendment in the capacity of a Replacement Lender irrevocably consents to the terms of this Amendment and the Amended Credit Agreement.

5. Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions (the date on which all such conditions are so satisfied is referred to herein as the “Fourth Amendment Date”):

a) the Agent shall have received a certificate, dated the Fourth Amendment Date, executed by the President, a Vice President or a Financial Officer of the Borrower Representative, certifying that, as of the Fourth Amendment Date, (i) that the representations and warranties contained in this Amendment and the other Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of such date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date; (ii) that as of the Fourth Amendment Date and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (iii) this Amendment is effected in accordance with the terms of the Existing Credit Agreement, the ABL Loan Documents and the Intercreditor Agreement;

b) Holdings and the Borrowers shall have paid to the Agent all fees, costs and expenses due and payable under this Amendment (including under Section 10 hereof) and under that certain Engagement Letter, dated as of November 7, 2018, by and between Jefferies and Holdings;

c) the Borrowers shall have paid to the Agent, for distribution to each Lender, all accrued but unpaid interest on the outstanding Term Loans that has accrued through but excluding the Fourth Amendment Date (as calculated in accordance with the Existing Credit Agreement);

d) the Agent shall have received counterparts of this Amendment duly executed by (i) Holdings, the Borrowers, each other Loan Party and the Administrative Agent, (ii) Lenders constituting the Required Lenders (without giving effect to the Non-Consenting Lender Replacement (as defined below)) and (iii) each Lender (after giving effect to the Non-Consenting Lender Replacement), including each Replacement Lender;

e) the Agent and each Fourth Amendment Consenting Lender shall have received, (i) at least two Business Days prior to the Fourth Amendment Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering laws, including, without limitation, the Act, to the extent requested at least four Business Days prior to the Fourth Amendment Date; and (ii) at least two Business Days prior to the Fourth Amendment Date, for any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Borrower; and

f) the Agent shall have received a certificate (in form reasonably satisfactory to the Agent) with respect to each Loan Party signed by the secretary or other Authorized Officer of such Loan Party and attaching and certifying to the accuracy of (i) the articles or certificate of organization or formation (or any comparable charter documents) of such Loan Party, (ii) the bylaws, operating agreements or other governing documents of such Loan Party, (iii) resolutions or consents of the governing bodies of such Loan Party, (iv) incumbencies evidencing the identity, authority and capacity of each Authorized Officer of such Loan Party authorized to act in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party upon the Fourth Amendment Date and (v) a certificate of good standing (or comparable certificate) with respect to such Loan Party issued by the secretary of state (or comparable government authority) of the jurisdiction of organization of such Loan Party.

6. Lender Consents.  If any Lender under the Existing Credit Agreement has failed to consent to this Amendment prior to 12:00 noon (New York City time) on November 15, 2018 (each such non-consenting Lender, a “Non-Consenting Lender”), and Lenders constituting the Required Lenders have so consented, then the Borrowers shall exercise their rights, effective as of the Fourth Amendment Date, to replace (such act of replacement, the “Non-Consenting Lender Replacement”) each such Non-Consenting Lender in accordance with Section 9.02(e) of the Existing Credit Agreement, and each such Non-Consenting Lender, upon receipt of an amount equal to the sum of (i) the principal amount of the outstanding Term Loans of such Non-Consenting Lender immediately prior to the effectiveness of this Amendment (but, for the avoidance of doubt, without any prepayment premium thereon), (ii) all interest, fees and other amounts accrued but unpaid to such Non-Consenting Lender by the Borrowers under the Existing Credit Agreement to and including the Fourth Amendment Date, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17 of the Existing Credit Agreement, and (iii) an amount, if any, equal to the payment which would have been due to such Non-Consenting Lender on the Fourth Amendment Date under Section 2.16 of the Existing Credit Agreement had the Loans of such Non-Consenting Lender been prepaid on the Fourth Amendment Date rather than sold to the replacement Lender, shall be deemed to have assigned all of its rights and obligations under the Existing Credit Agreement to one or more assignee Lenders (each of whom shall have consented to this Amendment by delivering a signature page hereto prior to 12:00 noon (New York City time) on November 15, 2018 (each such assignee Lender, to the extent of such assigned interest, a “Replacement Lender”)).  Each Lender party hereto hereby waives any requirement of the Borrowers to deliver any notice to Administrative Agent and/or any Lender in connection with any assignment contemplated herein pursuant to Section 9.02(e) of the Existing Credit Agreement.

7. GOVERNING LAW AND WAIVER OF JURY TRIAL.

(a)  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5‑1401 and 5-1402 of the New York General Obligations Law).

(b)  To the fullest extent permitted by applicable law, each Loan Party hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Amendment and irrevocably agree that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to your address set forth above.  Each Loan Party hereby waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Amendment shall affect any right that the Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against any Loan Party or its properties in the courts of any jurisdiction.

(c)  Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)  Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Existing Credit Agreement.  Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

(e)  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

8. Counterparts; Integration; Effectiveness.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  This Amendment shall become effective on the Fourth Amendment Date.  Except as provided in Section 5, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

9. Reference to and Limited Effect on the Credit Agreement and the Other Loan Documents.

a) On and after the Fourth Amendment Date, (x) each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and (y) each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

b) Except as specifically amended by this Amendment, the Existing Credit Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

c) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or Lender under, the Amended Credit Agreement or any of the other Loan Documents.

d) Each Loan Party hereby (i) ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents and (ii) acknowledges, ratifies and confirms that such liabilities, obligations and agreements constitute valid and existing Obligations under the Amended Credit Agreement, in each case, to the extent such Loan Party is a party thereto. In addition, each Loan Party hereby ratifies, confirms and reaffirms (i) the liens and security interests granted, created and perfected under the Collateral Documents and any other Loan Documents and (ii) that each of the Collateral Documents to which it is a party remain in full force and effect notwithstanding the effectiveness of this Amendment.  Without limiting the generality of the foregoing, each Loan Party further agrees (A) that any reference to “Obligations” contained in any Collateral Documents shall include, without limitation, the “Obligations” (as such term is defined in the Amended Credit Agreement) and (B) that the related guarantees and grants of security contained in such Collateral Documents shall include and extend to such Obligations. This Amendment shall not constitute a modification of the Existing Credit Agreement, except as specified under Section 2 hereto, or a course of dealing with the Agent or any Lender at variance with the Existing Credit Agreement such as to require further notice by the Agent or any Lender to require strict compliance with the terms of the Amended Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Amendment contains the entire agreement among the Loan Parties and the Fourth Amendment Consenting Lenders contemplated by this Amendment.  No Loan Party has any knowledge of any challenge to the Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents.  The Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations, or otherwise with respect to the Existing Credit Agreement or any other Loan Document, or to constitute a mutual departure from the strict terms, provisions and conditions of the Existing Credit Agreement or any other Loan Document other than with respect to the amendments set forth in Section 2 hereof, or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

e) Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Existing Credit Agreement effected pursuant to this Amendment.

f) Each Loan Party that is not a Borrower acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Loan Party is not required by the terms of the Existing Credit Agreement or any other Loan Document to consent to the amendments to the Existing Credit Agreement effected pursuant to this

Amendment and (ii) nothing in the Amended Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Amended Credit Agreement.

g) The parties hereto acknowledge and agree that, for all purposes under the Amended Credit Agreement and the other Loan Documents, this Amendment constitutes a “Loan Document” under and as defined in the Amended Credit Agreement.

10. Expenses. The Borrowers and Holdings agree, jointly and severally, to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, all attorney costs.

11. Severability.  Any provision of any this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

12. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

13. Conflicts.  In the event of any conflict between the terms of this Amendment and the terms of the Amended Credit Agreement or any of the other Loan Documents, the terms of this Amendment shall govern.

 [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first written above.

CHEFS’ WAREHOUSE PARENT, LLC, as a Borrower

By	/s/ Alexandros Aldous
	Name:	Alexandros Aldous
	Title:	General Counsel, Corporate Secretary and Chief Government Relations Officer

DAIRYLAND USA CORPORATION, as a Borrower

By	/s/ Alexandros Aldous
	Name:	Alexandros Aldous
	Title:	General Counsel, Corporate Secretary and Chief Government Relations Officer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE MID ATLANTIC, LLC
BEL CANTO FOODS, LLC
THE CHEFS’ WAREHOUSE WEST COAST, LLC
THE CHEFS’ WAREHOUSE OF FLORIDA, LLC
THE CHEFS’ WAREHOUSE, INC.
MICHAEL’S FINER MEATS, LLC
MICHAEL’S FINER MEATS HOLDINGS, LLC
THE CHEFS’ WAREHOUSE MIDWEST, LLC
THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.
QZ ACQUISITION (USA), INC.
QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.
QZINA SPECIALTY FOODS, INC., a Florida corporation
QZINA SPECIALTY FOODS, INC., a Washington corporation
QZINA SPECIALTY FOODS (AMBASSADOR), INC.
CW LV REAL ESTATE LLC
ALLEN BROTHERS 1893, LLC
THE GREAT STEAKHOUSE STEAKS, LLC
DEL MONTE CAPITOL MEAT COMPANY HOLDINGS, LLC
DEL MONTE CAPITOL MEAT COMPANY, LLC
FELLS POINT HOLDINGS, LLC
FELLS POINT, LLC
CHEFS’ WAREHOUSE TRANSPORTATION, LLC
DAIRYLAND HP LLC

By	/s/ Alexandros Aldous
	Name:	Alexandros Aldous
	Title:	General Counsel, Corporate Secretary and Chief Government Relations Officer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

JEFFERIES FINANCE LLC, as Administrative Agent, Collateral Agent and a Replacement Lender

By	/s/ Paul Chisholm
	Name:	Paul Chisholm
	Title:	Managing Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

[Lender signature pages on file with the Administrative Agent]